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Exhibit 10.16

FIRST AMENDMENT AND CONSENT
TO
REVOLVING CREDIT AGREEMENT

        First Amendment and Consent to Revolving Credit Agreement dated as of December 31, 2001 (this "First Amendment and Consent"), by and among MICHAELS STORES, INC., a Delaware corporation (the "Borrower") and FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks") and FLEET NATIONAL BANK in its capacity as administrative agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Revolving Credit Agreement dated as of May 1, 2001 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and the Agent, shall have the respective meanings herein assigned to such terms in the Credit Agreement.

        WHEREAS, the Borrower has requested that the Banks and the Agent modify certain provisions of the Credit Agreement;

        WHEREAS, the Borrower has further requested that the Banks and the Agent consent, on terms and conditions set forth herein, to the dissolution of certain of its subsidiaries, the creation of new subsidiaries and the transfer of certain of its assets; and

        WHEREAS, the Banks and the Agent have agreed to honor such requests upon the terms and subject to the conditions contained herein;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        §1.    Consent to Termination of Certain Subsidiaries and Creation of New Subsidiaries.

          (a) The Borrower has advised the Agent that it is contemplating entering into the following transactions (collectively, the "Restructuring") as of December 31, 2001 (unless otherwise noted), pursuant to the terms of the documents listed on Schedule 1A hereto (collectively, the "Restructuring Agreements"):

      (i)
      Liquidate 5931 Business Trust and distribute such trust's assets to 5931, Inc.;

      (ii)
      Merge 5931, Inc. with and into the Borrower, with the Borrower surviving such merger;

      (iii)
      Form Michaels GP, Inc. ("Michaels GP") as a Delaware corporation and contribute $10,000 to Michaels GP for 100 percent of Michaels GP's equity interests;

      (iv)
      Form Michaels LP, Inc. ("Michaels LP") as a Delaware corporation and contribute corporate employees (the "Michaels MSLP Employees") and $50,000 to Michaels LP for 100 percent of Michaels LP's equity interests;

      (v)
      Form Michaels Management Services, LP ("Michaels MSLP") as a Texas limited partnership, with Michaels GP contributing $9,000 and Michaels LP contributing the Michaels MSLP Employees and $9,000 to Michaels MSLP for 1 and 99 percent respectively of Michaels MSLP's partnership interests;

      (vi)
      Enter into a Management Agreement (as defined herein) with Michaels MSLP; and

      (vii)
      On or about February 3, 2002, transfer 1 and 99 percent of the Michaels MSLP Assets (as defined herein) to Michaels GP and Michaels LP and have Michaels GP and Michaels LP transfer such assets to Michaels MSLP.

          (b) The provisions of Section 9.3 and 9.6.2 of the Credit Agreement may prohibit the Borrower from consummating the Restructuring;

          (c) Notwithstanding the provisions of the Credit Agreement, subject to satisfaction of the conditions set forth in Section 8, the Agent and the Banks hereby consent to the Restructuring on the conditions that:

      (i)
      The terms and conditions of the Restructuring shall be substantially those set forth in the Restructuring Agreements with such changes reasonably acceptable to the Agent;

      (ii)
      The terms and conditions of the Management Agreement shall be reasonably acceptable to the Agent;

      (iii)
      On or before the closing date of the Restructuring, the Fourth Amended and Restated Line of Credit Note of the Borrower to 5931 Business Trust dated on or about July 6, 2001 in the amount of $1,000,000,000.00 shall have been cancelled; and

      (iv)
      On the closing date of the Restructuring, after giving effect to this First Amendment and Consent, no Default or Event of Default shall have occurred and be continuing and, after giving effect to this First Amendment and Consent, consummation of the Restructuring and the Management Agreement will not otherwise create a Default or an Event of Default.

        §2.    Amendment to §1.1 of The Credit Agreement.    Section 1.1 of the Credit Agreement is hereby amended as follows:

          (a) The definition of "Canadian License Agreement" is hereby amended by deleting such definition in its entirety and restating it as follows:

    Canadian License Agreement. Collectively, the Amended and Restated License Agreement, effective as of February 3, 2002, between Michaels MSLP and MC, and the Amended and Restated Services Agreement, effective as of February 3, 2002, among the Borrower, Michaels MSLP and MC, in each case as amended from time to time with the consent of the Agent, which consent shall not be unreasonably withheld.

          (b) The definition of Royalty Payments is hereby amended by deleting such definition in its entirety and restating it as follows:

    Royalty Payments. Management fee payments made to Michaels MSLP pursuant to the Management Agreement.

          (c) The definition of Subordination Agreement is hereby deleted in its entirety.

          (d) Each of the definitions of 5931 Business Trust and 5931, Inc. is hereby deleted in its entirety;

          (e) Section 1.1 is further amended by inserting the following definitions in the appropriate alphabetical order:

    Management Agreement. The strategic management services agreement dated as of December 31, 2001, by and between the Borrower and Michaels MSLP substantially in the form delivered to the Agent in connection with the First Amendment and Consent to this Credit Agreement (the "First Amendment and Consent"), as the same may be amended, modified supplemented or assigned from time to time with the prior consent of the Agent, which consent shall not be unreasonably withheld.

    Michaels GP. Michaels GP, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Borrower.

    Michaels LP. Michaels LP, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Borrower.

    Michaels MSLP Assets. The assets transferred or to be transferred by the Borrower to Michaels MSLP pursuant to the Restructuring Agreements and listed on Schedule 1B hereto.

    Michaels MSLP. Michaels Management Services, LP, a Texas limited partnership.

    Restructuring Agreements. The documents listed on Schedule 1A hereto, substantially in the form delivered to the Agent in connection with the First Amendment and Consent, and all amendments, modifications and supplements thereto.

        §3.    Amendments to §8 of the Credit Agreement.    Section 8 of the Credit Agreement is hereby amended as follows:

          (a) Section 8.5 of the Credit Agreement is amended by inserting the following new Section 8.5.4 immediately following Section 8.5.3:

            "8.5.4. Notice of Termination of Management Agreement. The Borrower shall immediately give notice to the Agent upon termination of the Management Agreement."

          (b) Section 8.13 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and restating it as follows:

            "8.13. Michaels MSLP. Within a reasonable time after the end of each fiscal quarter (but not to exceed (i) 90 days after the end of the fiscal quarter ending on the last day of the Fiscal Year and (ii) 45 days after the end of any other fiscal quarter), Michaels MSLP will distribute all profits in excess of $500,000 to Michaels GP and Michaels LP and Michaels GP and Michaels LP will distribute all amounts received from Michaels MSLP to the Borrower."

        §4.    Amendment to §9 of the Credit Agreement.    Section 9 of the Credit Agreement is hereby amended as follows:

          (a) Section 9.1(k) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and restating it as follows:

            "(k) Michaels MSLP may incur Indebtedness owing to and held by the Borrower; provided that the outstanding amount of such Indebtedness shall not exceed $100,000,000 at any time, and the Borrower and its Subsidiaries may incur or permit to exist Indebtedness to Michaels MSLP; provided that the outstanding amount of such Indebtedness shall not exceed $100,000,000 at any time;"

          (b) Section 9.1(t) of the Credit Agreement is hereby amended by deleting the parenthetical "(excluding 5931, Inc. and 5931 Business Trust) and replacing it with the parenthetical "(excluding Michaels GP, Michaels LP and Michaels MSLP)."

          (c) Section 9.3(i) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and restating it as follows:

            "(i) (x) Investments in Michaels GP, Michaels LP and Michaels MSLP; (y) capital contributions of cash and assets pursuant to the Restructuring Agreements; and (z) ongoing contributions to Michaels MSLP of any intellectual property rights from time to time acquired or developed by the Borrower;"

          (d) Section 9.3(l) is hereby amended by inserting immediately after the word "Borrower" the following: "and Michaels MSLP."

          (e) Section 9.4 of the Credit Agreement is hereby amended by inserting at the end of the proviso contained in the first sentence thereof the following phrase:

      "and (d) Michaels MSLP may make Distributions contemplated by Section 8.13 hereof."

          (f) Section 9.6.2 of the Credit Agreement is hereby amended by deleting the words "5931 Business Trust" and substituting in place thereof the words "Michaels MSLP."

          (g) Section 9 of the Credit Agreement is further amended by inserting immediately after the end of the text of §9.14 the following:

            9.15.    Business Activities of Michaels GP, Michaels LP and Michaels MSLP. The Borrower will not permit (a) Michaels GP and Michaels LP to engage, directly or indirectly, in any type of business other than ownership of Michaels MSLP; and (b) Michaels MSLP to (i) engage, directly or indirectly, in any type of business other that providing management services to the Borrower pursuant to the Management Agreement and/or (ii) own any assets other than the Michaels MSLP Assets and assets substantially similar thereto and/or (iii) own any retail stores, inventory or accounts, other than accounts due pursuant to the Management Agreement."

        §5.    Amendment to the Credit Agreement.    The Credit Agreement is hereby amended by adding Schedule 1A and Schedule 1B hereto to the Credit Agreement as Schedule 1A and Schedule 1B thereto."

        §6.    Amendment Fee.    The Borrower hereby agrees to pay to each Bank that executes this First Amendment and Consent a fee in the amount of $2,500 (the "Amendment Fee").

        §7.    Conditions to Effectiveness.    This First Amendment and Consent shall not become effective until the Agent receives the following:

          (a) a counterpart of this First Amendment and Consent, executed by the Borrower, any Guarantors and the Majority Banks;

          (b) payment to the Agent of the Amendment Fee for the account of each consenting Bank; and

          (c) evidence satisfactory to the Agent that all corporate or other similar action has been taken by the Borrower and the Guarantor to authorize the transactions contemplated hereby.

        §8.    Representations and Warranties; No Default; Authorization.    The Borrower hereby represents and warrants to the Banks and the Agent as follows:

          (a) After giving effect to this First Amendment and Consent, each of the representations and warranties made by the Borrower in the Credit Agreement was true in all material respects as of the date as of which it was made and is true in all material respects as and at the date of this First Amendment and Consent (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default has occurred and is continuing as of the date of this First Amendment and Consent; and

          (b) This First Amendment and Consent has been duly authorized, executed and delivered by the Borrower and is in full force and effect, and the agreements and obligations of the Borrower contained herein and in the Credit Agreement, respectively constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

        §10.    Ratification, etc.    Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        §11.    No Implied Waiver.    Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, or any right of any of the Banks or the Agent consequent thereon.

        §12.    Counterparts.    This First Amendment and Consent may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        §13.    Governing Law.    THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICTS OF LAW).

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

MICHAELS STORES, INC.
By:	/s/ CHRISTOPHER J. HOLLAND Name: Christopher J. Holland Title: Vice President—Finance
FLEET NATIONAL BANK, individually and as Agent
By:	/s/ JUDITH C. E. KELLY Name: Judith C. E. Kelly Title: Director
WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
By:	/s/ LINDA G. DAVIS Name: Linda G. Davis Title: Vice President
GUARANTY BANK
By:	/s/ ROBERT S. HAYS Name: Robert S. Hays Title: Senior Vice President
NATIONAL CITY BANK
By:	/s/ RALPH A. KAPAROS Name: Ralph A. Kaparos Title: Senior Vice President

US BANK NATIONAL ASSOCIATION (successor by merger to FIRSTAR, N.A.)
By:	/s/ AMANDA SMITH Name: Amanda Smith Title: Assistant Vice President
FIRST UNION NATIONAL BANK
By:	/s/ SUSAN T. VITALE Name: Susan T. Vitale Title: Assistant Vice President
COMPASS BANK, an Alabama state bank
By:	/s/ R. BRUCE FREY Name: R. Bruce Frey Title: Vice President
THE BANK OF NEW YORK
By:	/s/ WILLIAM M. BARNUM Name: William M. Barnum Title: Vice President

RATIFICATION OF GUARANTY

        The undersigned Guarantor hereby acknowledges and consents to the foregoing First Amendment and Consent as of December 31, 2001, and agrees that the applicable Guarantee from such Guarantor dated as of May 1, 2001 in favor of the Agent for the benefit of the Agent and the Banks and all other Loan Documents to which the Guarantor is a party remain in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.

AARON BROTHERS, INC.
By:	/s/ CHRISTOPHER J. HOLLAND Name: Christopher J. Holland Title: Vice President—Finance
Address: c/o Michaels Stores, Inc. 8000 Bent Branch Drive Irving, TX 75063

Schedule 1A
Restructuring Agreements

        Certificate of Merger of 5931 Business Trust, a Delaware business trust, into 5931, Inc., a Delaware corporation, dated December 31, 2001

        Agreement of Merger, by and between 5931, Inc., a Delaware corporation, and 5931 Business Trust, a Delaware business trust, dated December 31, 2001

        Certificate of Merger of 5931, Inc., a Delaware corporation, into Michaels Stores, Inc., a Delaware corporation, dated December 31, 2001

        Agreement and Plan of Merger, between Michaels Stores, Inc., a Delaware corporation, and 5931, Inc., a Delaware corporation, dated December 31, 2001

        Contribution Agreement, by and between Michaels Stores, Inc., a Delaware corporation, and Michaels GP, Inc., a Delaware corporation, dated December 31, 2001

        Contribution Agreement, by and among Michaels GP, Inc., a Delaware corporation, Michaels LP, Inc., a Delaware corporation, and Michaels Management Services, LP, a Texas limited partnership, dated December 31, 2001

        Contribution Agreement, by and between Michaels Stores, Inc., a Delaware corporation, and Michaels LP, Inc., a Delaware corporation, dated December 31, 2001

        Assignment and Assumption Agreement, between Michaels Stores, Inc., a Delaware corporation, and Michaels LP, Inc., a Delaware corporation, dated February 2, 2002

        Assignment and Assumption Agreement, between Michaels Stores, Inc., a Delaware corporation, and Michaels GP, Inc., a Delaware corporation, dated February 2, 2002

        Assignment and Assumption Agreement, between Michaels GP, Inc., a Delaware corporation, Michaels LP, Inc., a Delaware corporation and Michaels Management Services, LP, a Texas limited partnership, dated February 2, 2002

        Management Services Agreement, between Michaels Management Services, LP, a Texas limited partnership, and Michaels Stores, Inc., a Delaware corporation, dated December 31, 2001

Schedule 1B
Michaels MSLP Assets

        The following assets related to the corporate headquarters of Michaels Stores, Inc.: Fixed assets, general intangibles, contracts, licenses and leases related to the corporate headquarters of Michaels Stores, Inc. and intellectual property rights currently owned by Michaels Stores, Inc.

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FIRST AMENDMENT AND CONSENT TO REVOLVING CREDIT AGREEMENT
RATIFICATION OF GUARANTY
Schedule 1A Restructuring Agreements
Schedule 1B Michaels MSLP Assets